                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          March 31, 2003
                                                -------------------------------

Commission File Number:                          1-5273-1
                      ----------------------------------------------------------

                               Sterling Bancorp
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         New York                                     13-2565216
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(State of other jurisdiction                          (IRS Employer
 of incorporation)                                    Identification No.)


    650 Fifth Avenue, New York, New York                  10019-6108
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(Address of principal executive offices)                  (Zip Code)

                               (212) 757- 3300
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             (Registrant's telephone number, including area code)


                                     N/A
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             (Former name, former address and former fiscal year,
                        if changed since last report)







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ITEM 9
REGULATION FD DISCLOSURE
------------------------

On March 28, 2003, the Chief Executive Officer and the Chief Financial Officer submitted the certifications required to accompany the Company's Annual Report on Form 10-K for the year ended December 31, 2002 required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.









                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:   March 31, 2003




BY:             /s/ JOHN W. TIETJEN
                JOHN W. TIETJEN
                Executive Vice President, Treasurer
                and Chief Financial Officer